UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2018

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Britannia Rd., East Mississauga, Ontario, Canada		L4W 4T5

Corporate Center III 4221 W. Boy Scout Blvd., Suite 400 Tampa, Florida, United States		33607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 313-1732

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

The information set forth below in Item 3.03 is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

On May 1, 2018, after obtaining shareholder approval at its 2018 Annual and Special Meeting of Shareowners, Cott Corporation (“Cott”) entered into a Shareholder Rights Plan Agreement (the “Rights Plan”) with Computershare Investor Services Inc., as Rights Agent. Cott’s board of directors (the “Board”) approved the submission of the Rights Plan to shareholders on February 28, 2018.

Summary

Pursuant to the Rights Plan, one common share purchase right (individually, a “Right” and, collectively, the “Rights”) was issued for each outstanding Common Share of Cott to shareowners of record at the close of business on May 1, 2018 (the “Record Time”). The Rights Plan utilizes the mechanism of a “Permitted Bid” (as described below) to protect shareowners by requiring all potential bidders to comply with the conditions specified in the Permitted Bid provisions or else such bidders will be subject to the dilutive features of the Rights Plan.

Under the Rights Plan, the Rights are evidenced by the certificates evidencing the common shares in the capital of Cott (individually, a “Common Share” and collectively, the “Common Shares”) until the close of business on the 10th trading day after the earliest of: (i) the first date of public announcement by Cott or an “Acquiring Person” (as defined below) of facts indicating that a person has become an Acquiring Person; (ii) the date of commencement of, or first public announcement of the intent of any person (other than Cott or any subsidiary of Cott) to commence, a take-over bid, other than a Permitted Bid or a “Competing Permitted Bid” (as defined below); or (iii) two days following the date upon which a Permitted Bid or Competing Permitted Bid ceases to qualify as such, or such later date as may be determined by the Board (the “Separation Time”). Prior to the Separation Time, the Rights are not exercisable. Following the Separation Time, each Right entitles the registered holder to purchase from Cott one Common Share at a price equal to three times the market price per voting share, subject to adjustment pursuant to the terms of the Rights Plan (the “Exercise Price”).

Under the Rights Plan, if a transaction or event occurs that results in a person becoming an Acquiring Person (a “Flip-in Event”), then the Rights beneficially owned by an Acquiring Person, its associates, affiliates and any person acting jointly or in concert with the foregoing (including transferees) will become void and the Rights (other than those beneficially owned by the Acquiring Person, its associates, affiliates and any person acting jointly or in concert with the foregoing or any transferee) entitle the holder to purchase, effective at the close of business on the 10th business day after the first date of public announcement by Cott or an Acquiring Person of facts indicating that a person has become an Acquiring Person, for the Exercise Price, that number of Common Shares having an aggregate market price equal to twice the Exercise Price, subject to adjustment in certain circumstances.

An “Acquiring Person” is a person that beneficially owns 20% or more of Cott’s outstanding Common Shares, other than Cott or any subsidiary of Cott, an underwriter or member of a banking or selling group acquiring voting shares from Cott in connection with a distribution of securities, or any person that would become an Acquiring Person as a result of certain exempt transactions. These exempt transactions include, among others, (i) acquisitions pursuant to a Permitted Bid, (ii) certain other specified exempt acquisitions, and (iii) transactions to which the application of the Rights Plan has been waived by the Board.

The Rights Plan will not be triggered by a Permitted Bid or a Competing Permitted Bid.

A “Permitted Bid” is a take-over bid where the bid is made by way of a take-over bid circular to all registered holders of Cott’s voting shares, other than the offeror, and the bid is subject to irrevocable and unqualified conditions (and only so long as all the conditions are met) that (i) no voting shares shall be taken up or paid for prior to the close of business on a date which is not less than 105 days after the date of the take-over bid and then only if more than 50% of the outstanding voting shares held by Independent Shareholders (as defined below) have been deposited or tendered pursuant to the take-over bid and not withdrawn, (ii) voting shares may be deposited pursuant to the take-over bid (unless the take-over bid is withdrawn) at any time prior to the close of business on the date on which voting shares are first taken up and paid for under the take-over bid and may be withdrawn until taken up and paid for, and (iii) if on the date on which voting shares may be taken up and paid for, more than

50% of the voting shares held by Independent Shareholders have been deposited or tendered pursuant to the take-over bid and not withdrawn, that fact will be publicly announced by the offeror and the take-over bid will be extended for at least 10 business days following such announcement.

“Independent Shareholders” means holders of Common Shares, but shall not include (i) any Acquiring Person, (ii) any offeror, (iii) any person acting jointly or in concert with an Acquiring Person or an offeror, (iv) any affiliate or associate of such Acquiring Person or such offeror, or (v) any person holding Common Shares under any employee benefit plan, stock purchase plan, deferred profit sharing plan or any similar plan or trust for the benefit of employees of Cott or a subsidiary of Cott, unless the beneficiaries of any such plan or trust direct the manner in which the Common Shares are to be voted or withheld from voting or direct whether the Common Shares are to be tendered to a take-over bid.

A “Competing Permitted Bid” is a take-over bid made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry of that Permitted Bid or Competing Permitted Bid and that satisfies all the criteria of a Permitted Bid except that since it is made after a Permitted Bid has been made, the minimum deposit period and the time period for the take-up of and payment for voting shares tendered under a Competing Permitted Bid is not 105 days, but is instead no earlier than 10 days from the date of Cott’s public announcement announcing the fact that the requirements of a Competing Permitted Bid have been satisfied.

Neither a Permitted Bid nor a Competing Permitted Bid is required to be approved by the Board and such bids may be made directly to shareowners. Acquisitions of Cott’s voting shares made pursuant to a Permitted Bid or a Competing Permitted Bid do not give rise to a Flip-in Event.

Certificates and Transferability

The Rights Plan provides that, until the Separation Time, the Rights may be transferred with and only with the Common Shares and certificates for Common Shares will evidence one Right for each Common Share represented by the certificate. Certificates for Common Shares issued after the Record Time shall bear a legend stating that each certificate also represents one Right. Promptly after the Separation Time, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of Common Shares as of the Separation Time (other than an Acquiring Person and other excluded persons pursuant to the terms of the Rights Plan). Such separate Right Certificates alone will evidence the Rights. Until a Right is exercised, the holder thereof, as such, will have no rights as a shareowner, including no right to vote or to receive dividends.

Redemption, Waiver and Amendment

The Board may, at any time prior to the occurrence of a Flip-In Event, with the consent of the majority of Independent Shareholders if prior to the Separation Time or the majority of the holders of Rights (other than an Acquired Person or other holder excluded by the terms of the Rights Plan) if after the Separation Time, redeem the Rights in whole, but not in part, at a price of $0.00001 per Right, subject to adjustment (the “Redemption Price”). Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The Board may, at any time prior to the occurrence of a Flip-in Event that would occur by reason of an acquisition of the Common Shares otherwise than pursuant to a take-over bid made by means of a take-over bid circular to all holders of record of voting shares, with the prior consent of the majority of Independent Shareholders, waive the application of the Rights Plan to such Flip-in Event.

The Board may also waive the application of the Rights Plan to a Flip-in Event, if the Board has determined that the Acquiring Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person. Any such waiver must be on the condition that such Acquiring Person has, within 14 days after the Board’s determination (or such earlier or later date as the Board decides), reduced its beneficial ownership of the Common Shares such that it is no longer an Acquiring Person. In the event of such waiver, for the purposes of the Rights Plan, the Flip-in Event shall be deemed never to have occurred.

In the event that, prior to the occurrence of a Flip-in Event, a person acquires Common Shares pursuant to a Permitted Bid, a Competing Permitted Bid or pursuant to a take-over bid for which the Board has waived the application of the Rights Plan, then Cott shall, immediately upon such acquisition and without further formality, redeem the Rights at the Redemption Price.

The Board may, at any time prior to the occurrence of a Flip-in Event that would occur by reason of a take-over bid for all of the voting shares made by means of a take-over bid circular sent to all holders of record of voting shares, waive the application of the Rights Plan to such Flip-in Event by prior written notice delivered to the Rights Agent (as defined in the Rights Plan), provided however, that if the Board waives the application of the Rights Plan to such Flip-in Event, the Board shall be deemed to have waived the application of the Rights Plan to any other Flip-in Event occurring by reason of any take-over bid for all voting shares which is made by means of a take-over bid circular sent to all holders of record of voting shares prior to the expiry of any take-over bid in respect of which a waiver is, or is deemed to have been granted.

Prior to the Separation Time, Cott may, by resolution of the Board and with the prior consent of the majority of Independent Shareholders, supplement, amend, vary, rescind or delete any of the provisions of the Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of the Rights generally). Following the Separation Time, Cott may, by resolution of the Board and with the prior consent of the majority of the holders of the Rights (other than an Acquiring Person or other holder as excluded by the terms of the Rights Plan), amend, vary or rescind any of the provisions of the Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of the Rights generally).

Term

The Rights Plan must be reconfirmed at every third annual meeting of Cott’s shareowners following the 2018 Annual and Special Meeting of Shareowners. The Rights Plan and the Rights will terminate on the date of such third annual meeting if the Rights Plan is not reconfirmed or presented for reconfirmation at such meeting.

Notwithstanding the foregoing, the Rights will terminate on the close of business on the 10th anniversary of its adoption.

Objectives of Rights Plan

The objectives of the Rights Plan are to encourage the fair treatment of all shareowners in connection with any initiative to acquire control of Cott, to ensure, to the extent possible, that the shareowners and the Board have adequate time to consider and evaluate any unsolicited take-over bid made for all or a portion of the outstanding shares of Cott and that the Board has adequate time to identify, develop and negotiate value-enhancing alternatives, as appropriate, to any unsolicited take-over bid made for all or a portion of the outstanding shares of Cott.

The recent amendments to the take-over bid rules as set out in National Instrument 62-104 Take-Over Bids and Issuer Bids (the “New Take-over Bid Rules”) address some of the concerns relating to unsolicited formal (non-exempt) take-over bids that rights plans address, namely, by lengthening the minimum bid period, adding a minimum tender condition and adding a minimum extension period. However, the New Take-over Bid Rules do not address concerns relating to “creeping” (exempt) take-over bids, such as where a bidder gains control or effective control of a target by (i) acquiring blocks of shares by private agreement from one or a small group of shareowners at a premium to market price which is not shared with the other shareowners, or (ii) slowly accumulating shares through stock exchange acquisitions which may result, over time, in an acquisition of control or effective control without paying a control premium or without sharing of any control premium among all shareowners fairly. Rights plans are designed to protect a target company from creeping take-over bids.

The Rights Plan is not intended to and will not prevent take-over bids that are equal or fair to shareowners. For example, shareowners may tender to a bid that meets the Permitted Bid criteria set out in the Rights Plan without triggering the Rights Plan, even if the Board does not feel the bid is acceptable. Even in the context of a bid that does not meet the Permitted Bid criteria, the Board must consider every bid made, and must act in all circumstances honestly and in good faith with a view to the best interests of Cott.

Furthermore, any person or group that wishes to make a take-over bid for Cott may negotiate with the Board to have the Rights Plan waived or terminated, subject in both cases to the terms of the Rights Plan, or may apply to a securities commission or court to have the Rights Plan terminated. Both of these approaches provide the Board with more time and control over the process to enhance shareowner value, lessen the pressure upon shareowners to tender to a bid and encourage the fair and equal treatment of all Independent Shareholders in the context of an acquisition of control.

This summary description of the Rights Plan does not purport to be complete and is qualified in its entirety by reference to the Rights Plan filed as Exhibit 4.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Shareholder Rights Plan Agreement, dated as of May 1, 2018, between Cott Corporation and Computershare Investor Services Inc., as Rights Agent (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

May 4, 2018

	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary